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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2001


                               Kaydon Corporation
             (Exact name of Registrant as specified in its charter)



                                       0-12640                  13-3186040
          Delaware                   (Commission              (IRS Employer
(State or other jurisdiction         File Number)          Identification No.)
      of incorporation)


                     315 East Eisenhower Parkway, Suite 300
                               Ann Arbor, MI 48108
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (734) 747-7025

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

ITEM 9.      REGULATION FD DISCLOSURE.

         On October 15, 2001, the Registrant issued a press release commenting on third quarter 2001 earnings, announcing a special non-cash charge aggregating $38.1 million pre-tax and announcing a conference call. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 15, 2001                  KAYDON CORPORATION


                                  /s/ Kenneth W. Crawford
                                  ---------------------------------------------
                                  By: Kenneth W. Crawford
                                      Vice President and Corporate Controller
                                      (Principal Accounting Officer)


                                  EXHIBIT INDEX

Exhibit No.                Description

  99                       Press Release, dated October 15, 2001